Supplement to Prospectus
                           dated November 1, 1999 for
                           The Hirtle Callaghan Trust

                  The date of this Supplement is April 25, 2000

The  International Equity Portfolio: Investment Advisory Arrangements.
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Currently,  Brinson  Partners,  Inc.  ("Brinson") and Artisan  Partners  Limited
Partnership ("Artisan") serve as Specialist Managers for The International Equity Portfolio ("Portfolio") of the Trust. At a Special Meeting of the Board of Trustees ("Board") held on April 14, 2000, the Board approved the engagement of Capital Guardian Trust Company ("CapGuardian") to replace Brinson as a Specialist Manager for Portfolio. CapGuardian, the principal offices of which are located at 333 South Hope Street, Los Angeles, CA 90071, is a trust company and is organized as a corporation under California law. It is an indirect, wholly-owned subsidiary of The Capital Group Companies, Inc. ("Capital Group"), which maintains offices throughout the world. As of December 31, 1999, CapGuardian managed total assets of approximately $123 billion, including approximately $4.4 billion in assets of registered investment companies. Day-to-day portfolio management for that portion of the Portfolio allocated to CapGuardian will be the responsibility of the following individuals:

     David I. Fisher is Chairman of the Board of CapGuardian and serves as an officer and/or director of several affiliated companies. Mr. Fisher joined the Capital Group in 1969 and is based in CapGuardian's West Los Angeles office. Mr. Fisher is a graduate of the University of California at Berkeley, and holds an MBA from the University of Missouri Graduate School of Business Administration. Mr. Fisher is a member of the Los Angeles Society of Financial analysts and a founding member of the International Society of Security Analysts.

     Hartmut Giesecke is Chairman of the Board of Capital Group's Japanese investment management subsidiary and serves as an officer and/or director of several companies in the Capital Group. Mr. Giesecke has been with the Capital Group since 1972, and has research responsibilities for Cap Guardian, focusing on international and emerging markets. Mr. Giesecke, who currently divides his time between Capital Group's Tokyo and Singapore offices, was a Research Fellow with the Geneva Graduate Institute of International Studies and the German Research Association. He received a Master of Economics degree from Freiburg University, Germany, and an MBA from Columbia University Graduate School of Business.

     Richard N. Havas is a Senior Vice President and a portfolio manager with research responsibilities for CapGuardian in its Montreal office; he also serves as an officer and/or director of several companies in the Capital Group. Mr. Havas joined the Capital Group in 1986 as a financial analyst. He holds a BA from the University of Toronto and an MBA from INSEAD in Fontainebleau, France.

     Nancy J. Kyle is a portfolio manager in CapGuardian's New York office. Ms. Kyle is a Senior Vice President, Director and member of the Executive Committee of CapGuardian, and serves as an officer and/or director of several companies in the Capital Group. Before joining CapGuardian in 1991, Ms. Kyle was a Managing Director at J.P. Morgan Investment Management Inc., where she was head the international equities business in the U.S. Ms. Kyle earned a BA in political science from Connecticut College and did graduate work in international political science in the London School of Economics.

     Robert Ronus is a portfolio manager in CapGuardian's West Los Angeles office. Mr. Ronus is president and a director of CapGuardian and serves as an officer and/or director of several companies in the Capital Group. Mr. Ronus, a portfolio manager responsible for both global and non-U.S. portfolios, joined the Capital Group in 1972. He holds a BA and an MA from Oxford University.

     Lionel M. Sauvage is a portfolio manager in CapGuardian's West Los Angeles office. Mr. Sauvage is senior vice president and portfolio manager of CapGuardian and a vice president of Capital International Research, Inc. Mr. Sauvage joined the Capital Group in 1987 as an investment analyst and has covered European food, beverage and airline industries, as well a U.S. aerospace companies. He holds an MBA from INSEAD in Fontainebleau, France and an electronic engineering degree from ENSEM in Nancy, France.

     Nilly Sikorsky is a portfolio manager based in Capital Group's Geneva office. Ms. Sikorsky serves as President and Managing Director of Capital International, S.A. and Chairman of Capital International Perspective S.A. and as an officer and/or director of several companies in the Capital Group. Ms. Sikorsky, who joined the Capital Group in 1962 as a statistician, was managing editor of the Morgan Stanley Capital International Perspective for 20 years. Ms. Sikorsky is a graduate in sociology of the University of Geneva and also attended the University of Geneva Graduate School of International Studies. She is a member of the Swiss Association of Financial Analysts.

     Rudolf M. Staehelin is a portfolio manager based in Capital Group's Geneva office. Mr. Staehelin is a Senior Vice President and Director of Capital International Research, Inc. and Director and Senior Vice President of Capital International S.A. He joined the Capital Group in 1981 as a financial analyst with international research responsibilities in banking and pharmaceuticals. Mr. Staehelin holds an MBA from Stanford University Graduate School of Business, as well as a doctorate and master's degree in law from the UniversitatBasel in Switzerland. Mr. Staehelin is a member of the Swiss Association of Financial Analysts, the German Society for Securities Analysts, the International Society of Financial Analysts and the New York Society of Security Analysts.

CapGuardian will commence its engagement on the date on which the contract between Brinson and the Trust terminates. It is anticipated that this will occur on or about April 28, 2000 ("Effective Date"). Initially, CapGuardian will serve under the terms of a portfolio management agreement ("Interim Agreement") approved by the Board at the Special Meeting. The terms of the Interim
Agreement, including the advisory fee to be paid by the Portfolio, are substantively identical to those of the Brinson Agreement, save for the identity of the named portfolio manager and the duration of the agreement. At a Special Meeting of the shareholders of the Portfolio, to be held on June 26, 2000, shareholders of the Portfolio will be asked to approve the CapGuardian engagement, together with the terms of a proposed portfolio management agreement ("Proposed CapGuardian Agreement") between the Trust and CapGuardian. The Proposed CapGuardian Agreement, which was also approved by the Board at the Special Meeting of the Board held on April 14, 2000, differs from the Interim Agreement in that it calls for the payment to CapGuardian of performance based compensation ("Performance Fee Arrangement").

The Performance Fee Arrangement contemplated by the Proposed CapGuardian Agreement would entitle CapGuardian to receive a base fee ("Base Fee") calculated at the annual rate of .40% (or 40 basis points) of the average net assets of that portion of the Portfolio's assets assigned to CapGuardian ("CapGuardian Account"). After an initial one year period, the Base Fee would be increased or decreased at an annual rate of 12.5% of the net value added by CapGuardian over the total return of the MSCI EAFE Index plus 40 basis points during the 12 months immediately preceding the calculation date. This 40 basis point "performance hurdle" is designed to assure that CapGuardian will earn a performance adjustment only with respect to the value that its portfolio management adds to the CapGuardian Account. Under the arrangement, CapGuardian's total compensation could not exceed 60 basis points with respect to any 12 month period; the minimum annual fee that would be payable to CapGuardian would be 20 basis points. The Performance Fee Arrangement could increase or decrease the fee payable to CapGuardian over the level of compensation to which Cap Guardian is entitled under the Interim Agreement. In addition, CapGuardian could earn a positive performance adjustment in declining markets if the decline in the total return of CapGuardian Account is less than the decline in the total return of the MSCI EAFE Index.

Assuming that the Proposed CapGuardian Agreement is approved by the Portfolio's shareholders, the Portfolio will begin measuring the performance of the CapGuardian Account for the purpose of computing CapGuardian's performance based fee on the first business day of the month following such shareholder approval. If, however, the Proposed CapGuardian Agreement is not approved by the Portfolio's shareholders within 150 days of the Effective Date, the Interim Agreement will terminate automatically.